Investor Update
Third Quarter, Fiscal Year 2016

Meta Financial Group®

Forward Looking Statements

Meta Financial Group, Inc.® ("the Company") and its wholly-owned subsidiary, MetaBank® (the "Bank" or "MetaBank"), may from time to time make written or oral "forward-looking statements," including statements contained in this investor update, the Company's filings with the Securities and Exchange Commission ("SEC"), the Company's reports to stockholders and in other communications by the Company and the Bank, which are made in good faith by the Company pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995.

You can identify forward-looking statements by words such as "may," "hope," "will," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "predict," "potential," "continue," "could," "future," or the negative of those terms, or other words of similar meaning. You should carefully read statements that contain these words because they discuss our future expectations or state other "forward-looking" information. These forward-looking statements include statements with respect to the Company's beliefs, expectations, estimates, and intentions that are subject to significant risks and uncertainties, and are subject to change based on various factors, some of which are beyond the Company's control. Such statements address, among others, the following subjects: future operating results; customer retention; loan and other product demand; important components of the Company's statements of financial condition and operations; growth and expansion; new products and services, such as those offered by MetaBank or Meta Payment Systems® ("MPS"), a division of the Bank; credit quality and adequacy of reserves; technology; and the Company's employees. Actual results may differ materially from those contained in the forward-looking statements contained herein. The following factors, among others, could cause the Company's financial performance and results of operations to differ materially from the expectations, estimates, and intentions expressed in such forward-looking statements: the strength of the United States' economy, in general, and the strength of the local economies in which the Company conducts operations; the effects of, and changes in, trade, monetary, and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System (the "Federal Reserve"), as well as efforts of the United States Treasury in conjunction with bank regulatory agencies to stimulate the economy and protect the financial system; inflation, interest rate, market, and monetary fluctuations; the timely development of, and acceptance of new products and services offered by the Company, as well as risks (including reputational and litigation) attendant thereto, and the perceived overall value of these products and services by users; the risks of dealing with or utilizing third parties; any actions which may be initiated by our regulators; the impact of changes in financial services laws and regulations, including, but not limited to, laws and regulations relating to the tax refund industry, our relationship with our primary regulators, the Office of the Comptroller of the Currency ("OCC") and the Federal Reserve, as well as the Federal Deposit Insurance Corporation ("FDIC"), which insures the Bank's deposit accounts up to applicable limits; technological changes, including, but not limited to, the protection of electronic files or databases; acquisitions; litigation risk, in general, including, but not limited to, those risks involving the MPS division; the growth of the Company's business, as well as expenses related thereto; continued maintenance by the Bank of its status as a well-capitalized institution, particularly in light of our deposit base, a substantial portion of which has been characterized as "brokered"; changes in consumer spending and saving habits; and the success of the Company at managing and collecting assets of borrowers in default.

The foregoing list of factors is not exclusive. Additional discussions of factors affecting the Company's business and prospects are reflected under the headings "Risk Factors" and in other sections of the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2015, and other filings made with the SEC. The Company expressly disclaims any intent or obligation to update any forward-looking statement, whether written or oral, that may be made, from time to time, by or on behalf of the Company or its subsidiaries.

Meta Senior Management

J. TYLER HAAHR

Chairman and Chief Executive Officer

Tyler Haahr has been with Meta Financial Group since 1997. Previously, he was a partner with the law firm of Lewis and Roca LLP, Phoenix, Arizona. Tyler received his B.S. degree in Accounting with honors at the University of South Dakota in Vermillion, SD, and he graduated with honors from the Georgetown University Law Center, Washington, D.C.

BRAD HANSON

President

Brad Hanson founded Meta Payment Systems in 2004. He has more than 20 years of experience in financial services, including numerous banking, card industry and technology-related capacities. During his career, Brad has played a significant role in the development of the prepaid card industry. Brad graduated from the University of South Dakota in Vermillion, SD with a degree in Economics.

GLEN HERRICK

Chief Financial Officer

Glen Herrick joined Meta in 2013 after previously serving in various finance, treasury, and risk management roles at Wells Fargo, including as CFO of Wells Fargo's student loan division. Glen received his B.S. degree in Engineering Management from the United States Military Academy at West Point, N.Y. and MBA from the University of South Dakota. He also graduated from the Stonier Graduate School of Banking.

CINDY SMITH

Head of Technology and Operations

Cindy Smith joined Meta in 2015 with 25+ years of industry experience, including serving as EVP & Director of Client Contact Services/Channel Management and as EVP & Director of BankCard Product and Services at Zions Bancorporation. In 2008, she was named by *American Banker* as one of the "Top 25 Most Powerful Women in Banking". Cindy has a MBA from Lansbridge University and a Masters in Management from the American Graduate School of Management.

Meta Financial Group Highlights

Net Income (3QFY16 vs 3QFY15)

- Strong quarterly earnings for 3QFY16; Net Income $8.9MM
- Year-over-year growth of 91%

Earnings Profile

- Sizable and rapidly growing non-interest income
- Opportunity for NIM expansion in current and higher rate environment
- Revenue from business development and new agreements lags 9-12 months behind implementation costs; potential coiled spring effect to future earnings

Very strong asset quality

- NPAs are a small fraction of bank industry average at 0.07% of total assets[1]

Successfully integrated Refund Advantage® tax payments business

- Contributed $19.6 MM of revenue in 2QFY16 (tax seasonality) with $3.4MM of revenue carryover into 3QFY16
- Expenses spread throughout full year

Net Income ($MM)



Twelve Months Ending
Nine Months Ending
$4.6
$17.1
$13.4
$15.7
$18.1
$13.4
$27.2
FY11
FY12
FY13
FY14
FY15
3QFY15
3QFY16

Income Breakout ($MM)



Twelve Months Ending
Nine Months Ending
$39.1
$57.5
$37.3
$59.6
$39.0
$55.5
$48.7
$51.7
$61.6
$58.2
$45.2
$43.1
$59.7
$81.5
FY11
FY12
FY13
FY14
FY15
3QFY15
3QFY16
Interest Income
Non-Interest Income

[1] *Meta NPA/Assets as of 6/30/16, all other bank NPA/Assets as of 3/31/16*

Non-Performing Assets

Meta Financial Group

Very strong asset quality

0.07%

NPAs *as a percentage of total assets at 6/30/16.*



$15.9
$2.6
$0.8
$1.0
$7.8
$7.6
$2.2
Non-Performing Assets ($MM)
% of Total Assets
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
FY11
FY12
FY13
FY14
FY15
3QFY15
3QFY16
$ of NPA
% of Total Assets

Who We Are

Meta Financial Group



META FINANCIAL GROUP, INC
METABANK
BANKING
PAYMENTS
RETAIL BANK
AFS/IBEX*
META PAYMENT SYSTEMS*
REFUND ADVANTAGE*

*A division of MetaBank

Banking

Growing community bank in regions with strong economies

- Retail Operations based in Iowa and South Dakota

Strong commercial and other loan growth

AFS/IBEX asset acquisition completed in December 2014

- Platform for nationwide expansion
- High quality; strong and accelerating loan growth

Payments

A top prepaid card issuer in U.S.

- Robust non-interest bearing deposit growth
- "Annuity"-like stream of fee income
- New partners being added and existing partners expanding

New product introductions in 2016 and under development for future years

Refund Advantage® acquisition completed in September 2015

Footprint Map

Meta Financial Group



Brookings, SD
Sioux Falls, SD
Storm Lake, IA
Des Moines, IA
Louisville, KY
Newport Beach, CA
Dallas, TX
MAP KEY
Meta Financial Group/Meta Payment Systems
MetaBank Branches
AFS IBEX Offices
Refund Advantage Office

Banking – Retail Bank

Retail Bank

Regional Community Bank

- Growing, profitable operations
- Attractive combination of commercial, agricultural, retail and national insurance premium lending
- Low-cost deposit base gives Bank competitive advantage on terms to attract high quality credits

Expect continued robust loan growth over the next twelve months

Expect continued high credit standards resulting in low non-performing assets


BUENA VISTA ABSTRACT
MORTGAGE COMPANY
REAL ESTATE
218
216

The original Storm Lake Savings and Loan bank, 1954



60+
Years in Business

10
Branch locations in Iowa and South Dakota

28%
*Net Loan **Growth** LTM*

Banking – AFS/IBEX

Meta Financial Group

AFS/IBEX

Loans to commercial businesses to fund their property, casualty, and liability insurance premiums

- Short duration assets
- Higher yields than alternative investments, particularly for the term
- Loans generally priced as a spread to Prime, reset higher if Prime moves higher
- Significant collateralization on most loans minimizes credit risk
- AFS net loan growth 54%, YoY

9-10

Month Terms, typically

Scalable platform will support anticipated robust national growth

- Continuous additions of seasoned sales executives
- Recent hiring of SVP of Sales with over 30 years in the premium finance industry and an additional seasoned sales executive

54%

Net Loan ***Growth****LTM*

Diversifies the Bank's assets and earnings and efficiently deploys capital into higher earning assets

Building franchise value

- Competitive advantage utilizing the low cost of funds, further magnified in a rising rate environment

AFS IBEX

A division of MetaBank®

Payments - Meta Payment Systems (MPS)

Meta Financial Group®

Overview

Prepaid card industry leader with payments diversification

Continuing to grow "annuity"-like stream of fee income

Adjacent and complementary new product introduction

- Refund Advantage® – Tax channel
  - Additional MPS distribution
- FasterMoney
- New credit products

Competitive advantage with strong systems and infrastructure, and regulatory requirements cause high barriers to entry

36% Fee Income Growth, YoY

29% Deposit Growth, YoY (qtr. avg.)

Highlights

Growing existing relationships

- Netspend
- Money Network
- Blackhawk
- Global Cash

New relationships driving accelerating growth, with a strong pipeline

- InComm
- Unirush
- Store Financial
- Hyperwallet Systems
- Berkley Payment Solutions
- Univision

10 *Of top 10 program managers under contract through at least December 2019.*

meta®

Payments - Refund Advantage®

Meta Financial Group

Refund Advantage®

- Asset acquisition completed 4QFY15
- Offers tax refund-transfer (RTs) solutions through ACH direct deposit, check, and prepaid card
- Growth enhanced by new credit-advance product
- Processed a record number of RTs in 2QFY16
- On track to process a record number of RTs over the entire 2016 tax season
- Opportunities for further growth, expense reduction, and new products for the 2017 tax season

$23.1
Million; Tax Product Revenues FY YTD

>10
Thousand; Tax Preparer Offices (EROs)

>1
Million; Refund Transfers (RTs)

Refund Advantage®
A division of MetaBank®

Industry Recognition

Meta Financial Group

Bank Director

#1 Top Growth Bank (May 2016)

NACHA The Electronic Payments Association

Top 50 of ACH originators in 2015

Top 30 of ACH receivers in 2015

THE NILSON REPORT

Second largest prepaid card issuer in the U.S. ranked by purchase volume (2015)

AMERICAN BANKER magazine

#44 "More double-digit goodness" (June 2015) based on average ROE over the past three years

#48 "Top 200 Community Banks and Thrifts" (June 2015) Top 1% based on three year ROE

Russell Investments

Added to **Russell 2000 Index (RTY)** in June 2013

ABA BANKING JOURNAL

Top 100 in ABA Banking Journal's annual Performance Ranking for $1B-$10B banks (2014)

Growth Drivers and Goals

Meta Financial Group

Optimize synergies: Banking and Payments

- Strong loan growth in local markets and AFS/IBEX; over 31% YoY growth
- Continue to improve upon earning asset mix
- Low cost deposits with long average life (approximately seven years) feed increasingly diverse asset mix
- Unlock value of non-interest bearing deposit base; rising rates should increase yields while funding costs remain low
- MBS portfolio yields expected to increase if rates rise

Leverage MPS leadership in payments industry

- Increasing market share organically and with new partners
- Expanded tax payments presence via Refund Advantage acquisition
- Emergent leader in "virtual cards" for electronic settlements
- Sponsors approximately 65% of U.S. "white label" Automated Teller Machines
- 45 patents with more than two dozen pending

Bank entrance into specialty lending

- AFS/IBEX acquisition in December 2014
  - Hired additional experienced executive and sales professionals for AFS/IBEX in fiscal 2015 and 2016
- ClearBalance partnership may provide a loan portfolio of up to $100MM in receivables over the next two years with limited credit risk.
  - Rates adjusted on a annual basis based on a Prime + formula
  - Hospitals are underwritten and provide credit guarantee

Earning Asset Mix & Net Interest Margin

Meta Financial Group



2.86%
3.00%
3.27%
2.61%
2.15%
1.75%
Net Interest Margin
Qtr Avg 10 Year Treasury
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16

41bps

*NIM **Expansion***

86bps

*10 Year Treasury Yield **Declined** (Qtr Average)*

82%

*Cumulative Loan **growth** since 3Q14*

96%

*Cumulative Investment Securities **growth** since 3Q14*

6%

*Cumulative Mortgage-Backed Securities **growth** since 3Q14*

Earning Asset Mix*



3Q14
25%
39%
36%
3Q15
30%
33%
37%
3Q16
29%
26%
45%
Mortgage-Backed Securities
Investment Securities
Loans

*Fiscal Quarter Average

Assets – Earning Asset Mix

Total Assets* ($MM)



23.5%
Asset Compound Annual Growth Rate (CAGR)
$1,127
$1,496
$1,713
$2,002
$2,447
$3,068
4Q11
4Q12
4Q13
4Q14
4Q15
3Q16

Total Investments* ($MM)



$615
$999
$1,177
$1,320
$1,534
$2,004
4Q11
4Q12
4Q13
4Q14
4Q15
3Q16
Mortgage-Backed Securities
Municipal Securities
Other Securities

*Fiscal Quarter Average

Total Gross Loans

Meta Financial Group

Loan Composition*

At June 30, 2016



16%
17%
9%
5%
8%
45%

Loan Portfolio* ($MM)



$319
$334
$368
$490
$691
$827
4Q11
4Q12
4Q13
4Q14
4Q15
3Q16

Commercial Real Estate
Residential Real Estate
Agricultural Real Estate
Consumer
Agricultural/Commercial Operating
Premium Finance

*Fiscal Quarter Average

Deposits and Cost of Funds

Meta Financial Group

Low Cost of Funds



0.13%
Cost of Funds in 3Q16
Deposits* ($MM)
Cost of Funds
$970
$1,276
$1,414
$1,548
$1,827
$2,301
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
4Q11
4Q12
4Q13
4Q14
4Q15
3Q16
Bank
MPS
Cost of Funds

*Fiscal Quarter Average

Earnings Power While Growing Equity

Meta Financial Group



$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
-$0.50
$ Diluted Earnings Per Share
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
$ Tangible Book Value Per Share
3Q11
3Q12
3Q13
3Q14
3Q15
3Q16
Diluted EPS
Tangible Book Value/Share

Infrastructure

Meta Financial Group

Early adopter of sophisticated compliance systems

Investments in MPS program design, training and technology

- Implemented enhanced BSA/AML technology
- Enhanced infrastructure supports growth
- These prior investments allow more focus on growing current business and new development opportunities, with expected improving efficiencies

High competitive barriers to enter prepaid Industry = wide “moat”

- Expertise, capital, compliance
- Operational infrastructure
- High start-up costs
- Durbin-related disadvantages for banks over $10B in assets

Interest Rate Risk Management

Meta Financial Group

Positively leveraged for higher rate environment

Other Comprehensive Income volatile relative to peers

- We believe GAAP understates balance sheet true value, particularly low-cost deposits
- Meta MTM of ~50% of assets available for sale (securities) vs. typical "peer" at ~15-20%

Expect continued, increasing Net Interest Margin (NIM)

- Continued robust loan growth at retail bank and AFS/IBEX improves earning asset mix
- NIM up 27 basis points, YoY
- Premium Finance (AFS/IBEX) loan yields should adjust higher if rates rise as loans are generally priced at Prime plus a spread
- Growing Premium Finance loan portfolio increases duration flexibility and thus provides increased yields in the securities portfolio
- Increased value of non-interest bearing deposits and long average life, despite "brokered deposit" categorization

Reinvestment opportunity promotes NIM expansion in an up-rate environment

- Cash flow from securities and loans and growing MPS deposits deployed at higher rates
- MBS portfolio yields expected to increase with only nominal extension if rates rise
- Value of deposit base unlocked if rates rise
- $51.3 million of net unrealized gains in the securities portfolio

Interest Rate Sensitivity – What We Believe

Meta Financial Group

Static interest rate risk results do not accurately reflect Meta's true interest rate sensitivity due to our unique and historically predictable deposit base

- Due to historically predictable weekly, monthly, and yearly deposit volatility, static IRR results can be significantly skewed
- Utilizing quarterly average balances for deposits and borrowings, with cash as the offset, provides a more accurate view of the Company's IRR position
- Understanding our historically predictable cyclicality is necessary to interpret interest rate risk results
- MPS-related non-interest bearing deposit value will be unlocked if interest rates rise
- Significant noninterest deposit growth also gives more net income upside that is not reflected in IRR analysis



Earnings at Risk (%) – Parallel
June 30, 2016
Avg. BS
Static
Compliance
15.00%
10.00%
5.00%
0.00%
-5.00%
-10.00%
-15.00%
-20.00%
Down 100
Up 100
Up 200
Up 300
Up 400



Economic Value of Equity (%Δ) – Parallel
June 30, 2016
Avg. BS
Static
Compliance
10.00%
0.00%
-10.00%
-20.00%
-30.00%
-40.00%
Down 100
Up 100
Up 200
Up 300
Up 400

Capital Management

Overview

Capital enhancement history

- $26.1 million and $11.7 million private placements supporting Refund Advantage acquisition and other growth in 2015-16
- 2014-15 At-the-Market (ATM) net proceeds of $25.4 million to support growth
- $61.0 million in 2012-13 via private placements and ATM offering
- Institutional investor base has shown continued support

Goal: Maintain strong capital ratios

- Common Equity Tier 1 capital > 8%
- Risk-based >15%

Prudent capital management, flexibility to source future needs

- June 2016 assigned a BBB+ for the Company's senior unsecured debt by Kroll Bond Rating Agency (KBRA)

Regulatory Capital Ratios

At June 30, 2016[1]



Meta Financial Group, Inc.
MetaBank
8.64%
8.47%
17.84%
18.08%
18.44%
18.08%
18.88%
18.52%
MFG
MB
Tier 1 (Core) Leverage
Common Equity Tier 1
Tier 1 (Core) Risk-Based
Total Risk-Based
Minimum Requirement to be Well Capitalized under Prompt Corrective Action (PCA) Provisions

[1]*Amounts estimated*

Meta's Value Proposition

Meta Financial Group

A leading issuer of prepaid debit cards

- Springboard into other products and services
- Significant growth; current partners expanding, new partners added, and new products implemented with more to come in 2016 and beyond

Strong capital position

- Earnings and historical access to capital markets to fund our growth objectives
- Higher earnings, with limited balance sheet related to Refund Advantage and AFS/IBEX, should significantly reduce the need for additional capital in the absence of future acquisitions
- June 2016 assigned an A- for the Bank's senior unsecured debt and deposits by Kroll Bond Rating Agency (KBRA)

Stable, low-cost, long duration funding advantage

Potential for upward trend in earnings

- Higher/Normalized interest rates
- Asset diversification with higher yields
- ~90% of deposits are no or low cost and will remain so in a rising rate environment
- Loan and security yields well positioned to increase with rising rates

Steady dividend policy

Appendix

Income Statement

Meta Financial Group

Meta Financial Group ($MM)	Fiscal Year Ended September 30, 2011	2012[1]	2013[2]	2014	2015[3]	Three Months Ended June 30, 2015[4]	2016[5]	% Change
Net Interest Income	34.3	33.7	36.0	46.3	59.2	14.7	19.9	35.9%
Non-Interest Income	57.5	69.6	55.5	51.7	58.2	15.4	23.8	54.3%
Total Revenue	**$ 91.8**	**$ 103.3**	**$ 91.5**	**$ 98.0**	**$ 117.4**	**$ 30.1**	**$ 43.7**	**45.3%**
Provision for Loan Loss	0.3	1.0	0.00	1.2	1.5	0.7	2.1	199.8%
Compensation and Benefits	30.5	31.1	34.1	38.2	46.5	12.1	15.4	26.8%
Card Processing Expense	23.3	17.4	15.6	15.5	16.5	3.9	5.6	44.9%
All Other Expense	29.5	27.0	24.7	24.6	33.5	8.5	10.6	25.6%
Net Income Before Taxes	**$ 8.3**	**$ 26.8**	**$ 17.1**	**$ 18.6**	**$ 19.4**	**$ 4.9**	**$ 10.0**	**103.6%**
Income Tax Expense	3.6	9.7	3.7	2.9	1.4	0.3	1.1	315.5%
Net Income	**$ 4.6**	**$ 17.1**	**$ 13.4**	**$ 15.7**	**$ 18.1**	**$ 4.6**	**$ 8.9**	**91.2%**

[1] Includes $11.4MM gain on sale of GNMA securities
[2] Includes $2.4MM gain on sale of securities
[3] Includes $(1.9)MM loss on sale of securities, $(1.5)MM merger expense, $(1.4)MM amortization expense and $1.3MM ins. claim reimbursements and recoveries, less applicable taxes
[4] Includes $(1.5)MM loss on sale of securities, $(0.8)MM merger expense, $(0.8)MM amortization expense and $0.9M ins. claim reimbursements, less applicable taxes
[5] Includes $(0.1)MM loss on sale of securities, $0.4MM legal reserve reversal and $(1.2)MM amortization expense, less applicable taxes

Balance Sheet

Meta Financial Group

Meta Financial Group ($MM)	Fiscal Quarter Average					Fiscal Quarter Average		
	4Q11	4Q12	4Q13	4Q14	4Q15	3Q15	3Q16	% Change
Cash And Cash Equivalents	132	106	74	100	81	79	23	-70.9%
Investments and MBS	615	999	1,177	1,320	1,534	1,517	2,027	33.6%
Loans Receivable Net	315	330	364	485	684	635	819	29.1%
Other Assets	65	62	99	97	148	117	199	69.7%
Assets	**$ 1,127**	**$ 1,496**	**$ 1,713**	**$ 2,002**	**$ 2,447**	**$ 2,348**	**$ 3,068**	**30.7%**
Total Deposits	970	1,275	1,405	1,542	1,820	1,804	2,305	27.8%
Other Liabilities	78	112	172	290	400	329	443	34.7%
Shareholders' Equity	79	109	136	171	226	215	319	48.8%
Liabilities and Equity	**$ 1,127**	**$ 1,496**	**$ 1,713**	**$ 2,002**	**$ 2,447**	**$ 2,348**	**$ 3,068**	**30.7%**